UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2007

ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL2
(Exact name of issuing entity as specified in its charter)

ACE Securities Corp.
(Exact name of depositor as specified in its charter)

DB Structured Products, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	141008-09	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6525 Morrison Blvd., Suite 318 Charlotte, North Carolina		28211
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (704) 365-0569.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The consolidated balance sheets of Assured Guaranty Corp. as of December 31, 2006 and December 31, 2005 and the related consolidated statements of operations and comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2006, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Assured Guaranty Ltd. for the fiscal year ended December 31, 2006 (which was filed by Assured Guaranty Ltd. with the Securities and Exchange Commission on February 28, 2007), as amended by the Form 10-K/A filed by Assured Guaranty Ltd. on March 1, 2007, are hereby incorporated by reference in (i) the registration statement and (ii) the prospectus supplement and shall be deemed to be part hereof and thereof.

Item 9.01 Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Assured Guaranty Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2007

ACE Securities Corp.

By:	/s/ Evelyn Echevarria
Name:	Evelyn Echevarria
Title:	Vice President

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Assured Guaranty Ltd.